UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2009

Pharma-Bio Serv, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-50956	20-0653570
(Commission File Number)	(I.R.S. Employer Identification No.)

373 Méndez Vigo, Suite 110, Dorado, Puerto Rico	00646
(Address of Principal Executive Offices)	(Zip Code)

(787) 278-2709
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2009, upon the request of  Elizabeth Plaza, President and Chief Executive Officer of  Pharma-Bio Serv, Inc. (the “Company”), and upon the approval of the Company’s Compensation Committee, the Company entered into a Second Amendment to Employment Agreement (the “Second Amendment”) with Ms. Plaza, to reduce Ms. Plaza’s current annual base salary from $250,000 to $200,000 for the period of January 1, 2009 to February 23, 2009 and to reduce Ms. Plaza’s automobile allowance from $2,069 to $1,400.

On March 11, 2009, upon the request of Ms. Plaza, and upon the approval of the Company’s Compensation Committee, the Company entered into a Third Amendment to Employment Agreement (the “Third Amendment”) with Ms. Plaza, pursuant to which Ms. Plaza will no longer be receiving an annual base salary effective February 23, 2009.

On March 11, 2009, upon the approval of the Company’s Compensation Committee, the Company entered into an Amendment to Employment Agreement with Pedro J. Lasanta, Chief Financial Officer of the Company, to reduce Mr. Lasanta’s current annual base salary from $110,000 to $106,000 and to eliminate Mr. Lasanta’s automobile allowance effective March 1, 2009.

In addition, on March 11, 2009, upon the approval of the Company’s Compensation Committee, the Company entered into an Amendment to Employment Agreement with Nelida Plaza, Vice President of Operations and Secretary of the Company, to extend the term of her employment for an indefinite amount of time and to reduce Ms. Plaza’s current annual base salary from $150,000 to $135,000 effective March 1, 2009.

The Compensation Committee is currently considering further action regarding the compensation of the Company's executive officers.

A copy of these amendments are attached as Exhibits 10.1 – 10.4 to this report and are incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	Second Amendment to Employment Agreement, dated March 11, 2009, by and between the Company and Elizabeth Plaza.
10.2	Third Amendment to Employment Agreement, dated March 11, 2009, by and between the Company and Elizabeth Plaza.
10.3	Amendment to Employment Agreement, dated March 11, 2009, by and between the Company and Pedro J. Lasanta.
10.4	Amendment to Employment Agreement, dated March 11, 2009, by and between the Company and Nelida Plaza.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2009	PHARMA-BIO SERV, INC.

/s/ Elizabeth Plaza
Elizabeth Plaza,
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Second Amendment to Employment Agreement, dated March 11, 2009, by and between the Company and Elizabeth Plaza.
10.2	Third Amendment to Employment Agreement, dated March 11, 2009, by and between the Company and Elizabeth Plaza.
10.3	Amendment to Employment Agreement, dated March 11, 2009, by and between the Company and Pedro J. Lasanta.
10.4	Amendment to Employment Agreement, dated March 11, 2009, by and between the Company and Nelida Plaza.